EXHIBIT A










                    AGREEMENT AMONG SHAREHOLDERS dated as of
               August 14, 1996, among the shareholders of HVIDE MARINE INCORPORATED, a Florida corporation (the "Company"), identified on the signature pages hereto (the
               "Shareholders").


                        W I T N E S S E T H:


          WHEREAS the Company, formerly known as Hvide Corp., was the surviving entity in a merger (which was consummated immediately prior to the execution and delivery of this Agreement) with the former Hvide Marine Incorporated and in connection therewith assumed the name Hvide Marine Incorporated;

          WHEREAS the Company and the Shareholders are parties to that certain Shareholders Agreement dated as of September 30, 1994 (the "Existing Shareholders Agreement"), that provides the
Shareholders and their affiliates with certain special rights;

          WHEREAS the Company and the Shareholders are parties to that certain Recapitalization Agreement dated as of August 8, 1996 (as amended, supplemented, replaced or otherwise modified from time to time, the "Recapitalization Agreement"), which requires that the Existing Shareholders Agreement be terminated and replaced with an agreement among shareholders in the form hereof at or prior to the closing of the Initial Public Offering (as hereinafter defined);

          WHEREAS the other conditions precedent specified in the Recapitalization Agreement have been satisfied;

          NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which





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are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


                              ARTICLE I

                             Definitions

          SECTION 1.01. Interpretation. For all purposes of this Agreement and any agreement executed in connection with this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and

          (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          SECTION 1.02. Definitions.

          "Affiliate" of any specified person means (a) any other person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified person,
(b) any other person who is a director or officer (i) of such specified person, (ii) of any subsidiary of such specified person or
(iii) of any person described in clause (a) above and (c) if such specified person is a partnership, any partner included in such partnership. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether through the ownership of Capital Stock of such person then outstanding and normally entitled to vote in the election of directors of such person, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Articles" means the Amended and Restated Articles of Incorporation of the Company.

          "Board of Directors" means the Board of Directors of the Company.






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          "Capital Stock" of any person means any and all shares,
interests, rights to purchase, warrants, options, contingent share certificates, participations or other equivalents of or interests in (however designated) equity of such person, but excluding any debt securities convertible into or exchangeable for such equity.

          "Citizen" has the meaning provided in the Articles.

          "Class A Common Stock" means the Class A Common Stock,
$0.001 par value, of the Company, which has one vote per share.

          "Class B Common Stock" means the Class B Common Stock,
$0.001 par value, of the Company, which has ten votes per share.

          "Clipper" means Clipper Capital Associates, L.P., a
Delaware limited partnership.

          "Common Stock" means the Class A Common Stock and the
Class B Common Stock.

          "Contingent Share Issuance Agreement" means that certain Amended and Restated Contingent Share Issuance Agreement (including the Schedule and Exhibits attached thereto) dated as of the date hereof, among the Company and the Shareholders, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Hvide Group" means the Principal Shareholder and any person related to him by kinship or marriage (including Hans J. Hvide), trusts or similar arrangements established solely on the behalf of one or more of them and partnerships and other entities that are wholly owned by them and that remain wholly owned by them.

          "Hvide Group Shareholders" means the shareholders identified in Schedule 1 attached hereto and any transferees that are members of the Hvide Group.

          "Initial Public Offering" means the offering or sale of the Class A Common Stock of the Company, par value $0.001 per share, pursuant to a Registration Statement





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(No. 33-78166) filed by the Company with the SEC, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein.

          "Investor Shareholders" means Clipper, Clipper/Merchant HMI, L.P., a Delaware limited partnership, Clipper/Park HMI, L.P., a Delaware limited partnership, Clipper/Merban, L.P., a Delaware limited partnership, and Clipper/Hercules L.P., a Delaware limited partnership, Olympus Growth Fund II, L.P., a Delaware limited partnership, Metropolitan Life Insurance Company, a New York corporation, each of their permitted successors and assigns and each of their Affiliates.

          "Jones Act" means Section 27 of the Merchant Marine Act, 1920, 46 U.S.C. ss.883, as amended.

          "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Primary Economic Interest" of any person means, at any time, the total number of issued and outstanding shares of Common
Stock owned by such person at such time.

          "Principal Shareholder" means Mr. J. Erik Hvide.

          "Rule 144" means Rule 144 (or any replacement therefor) promulgated under the Securities Act.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" means a corporation or other entity (including a partnership) of which a majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors or other voting interests are owned by (a) the Company, (b) the Company and one or more Subsidiaries or (c) one or more Subsidiaries.






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          "Total Primary Economic Interests in the Company" means,
at any time, the total number of shares of Common Stock issued and outstanding at such time.

          "Total Voting Power of the Company" means the total number of votes that may be cast in the election of directors of the Company at any meeting of shareholders of the Company if all Voting Securities (assuming full conversion, exchange or exercise of all securities (including rights, warrants, options and contingent share certificates, but specifically excluding the conversion of any shares of Class B Common Stock into shares of Class A Common Stock unless such shares have been so converted prior to any such vote) convertible into, exchangeable for or exercisable for any securities of the Company entitled to vote generally in the election of directors of the Company) were present and voted at such meeting, other than votes that may be cast only upon the happening of a contingency.

          "Voting Power" of any person means the total number of votes that may be cast in the election of directors of the Company at any meeting of the shareholders of the Company by the Voting Securities owned by such person (assuming full conversion, exchange or exercise (whether or not presently convertible, exchangeable or exercisable) of all securities (including rights, warrants, options and contingent share certificates) convertible into, exchangeable for or exercisable for any securities of the Company entitled to vote generally in the election of directors of the Company), other than votes that may be cast only upon the happening of a contingency.

          "Voting Securities" means the Class A Common Stock, the Class B Common Stock and any other securities of the Company entitled to vote generally in the election of directors of the Company, and any other securities (including rights, warrants, options and contingent share certificates) convertible into, exchangeable for or exercisable for any Class A Common Stock, Class B Common Stock or other securities referred to above (whether or not presently convertible, exchangeable or exercisable).







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                             ARTICLE II

                   Representations and Warranties
                    of the Investor Shareholders

          Each Investor Shareholder, severally and not jointly, represents and warrants to each of the Hvide Group Shareholders as follows:

          SECTION 2.01. Due Authorization. Each Investor Shareholder has full power and authority, and the legal right, to make, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and all action on the part of such Investor Shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of such Investor Shareholder, enforceable against such Investor Shareholder in accordance with its terms.

          SECTION 2.02. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated herein, nor the compliance with the terms and provisions hereof violates, conflicts with or will result in the breach of, or constitute a default or an event that with notice, lapse of time or both would constitute a default under any material agreement or instrument to which such Investor Shareholder is a party or which is binding on such Investor Shareholder.


                             ARTICLE III

                   Representations and Warranties
                   of the Hvide Group Shareholders

          Each Hvide Group Shareholder, severally and not jointly, represents and warrants to each of the Investor Shareholders as follows:

          SECTION 3.01. Due Authorization. Each Hvide Group Shareholder has full power and authority, and the legal right, to make, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and all action on the part of such Hvide Group Shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of such






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Hvide Group Shareholder hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of such Hvide
Group Shareholder, enforceable against such Hvide Group Shareholder in accordance with its terms.

          SECTION 3.02. No Conflicts. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein, nor the compliance with the terms and provisions hereof violates, conflicts with or will result in the breach of, or constitute a default or an event that with notice, lapse of time or both would constitute a default under any material agreement or instrument to which such Hvide Group Shareholder is a party or which is binding on such Hvide Group Shareholder.

          SECTION 3.03. Approvals. No notice to, order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, or any person, is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by any of the Hvide Group Shareholders.

          SECTION 3.04. Shares Outstanding. Immediately prior to the consummation of the Initial Public Offering, the Hvide Group Shareholders will hold the outstanding Common Stock of the Company in the respective amounts set forth in Schedule 1 hereto, free and clear of any liens, claims, options, charges or other encumbrances, and J. Erik Hvide, individually or as successor trustee for the Hvide Trusts, has full power and authority to direct on behalf of each Hvide Group Shareholder all actions required hereunder.


                             ARTICLE IV

         Certain Rights of the Investor Shareholders and the
                        Principal Shareholder

          SECTION 4.01. Nominations to the Board of Directors. For so long as the aggregate Primary Economic Interest of the Investor Shareholders is at least 5% of the Total Primary Economic Interests in the Company, then:

          (a) Each Investor Shareholder and each Hvide Group
     Shareholder agrees that it will take such actions






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          as shall be reasonably necessary to demand, request or
          convene a meeting of the shareholders of the Company, and that at every meeting of the shareholders of the Company, however called, and at every adjournment thereof, or in connection with any written consent of the shareholders of the Company, it shall vote or cause to be voted all shares of Voting Securities now held or hereafter acquired by it or an Affiliate controlled by it, so as in each case to elect and to continue in office a Board of Directors consisting entirely of the following:

                    (i) if, at the time of any such vote, the
               aggregate Primary Economic Interest of the Investor Shareholders is at least 5%, but less than 10%, of the Total Primary Economic Interests in the Company, one nominee of the Investor Shareholders;

                    (ii) if, at the time of any such vote, the
               aggregate Primary Economic Interest of the Investor Shareholders is at least 10%, but less than 20%, of the Total Primary Economic Interests in the Company, two nominees of the Investor Shareholders;

                    (iii) if, at the time of any such vote, the
               aggregate Primary Economic Interest of the Investor Shareholders is 20% or more of the Total Primary Economic Interests in the Company, three nominees of the Investor Shareholders; and

                    (iv) eight nominees of the Principal
               Shareholder, of which no more than four shall be employees of the Company or any of its Subsidiaries or members of the Hvide Group and the remainder of which shall be independent of the Principal Shareholder, the Company and its Subsidiaries.

               (b) All nominations to the Board of Directors to be made by the Investor Shareholders pursuant to this Section
          4.01 shall be made by Clipper on behalf of itself and the other Investor Shareholders.

               (c) If at any time Clipper shall notify the Hvide
          Group Shareholders of the Investor Shareholders' desire to remove (with or without cause) any director of the







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          Company previously nominated by the Investor Shareholders, the Hvide Group Shareholders shall vote or cause to be voted all the shares of Voting Securities owned or held of record by them, and take such other actions as may be reasonably necessary, so as to remove such director. No such removal of an individual nominated pursuant to this
          Section 4.01 shall affect any of the Investor
          Shareholders' rights to nominate a different individual pursuant to this Section 4.01.

               (d) If at any time any director previously nominated by the Investor Shareholders ceases to serve on the Board of Directors (whether by reason of death, disability, resignation, removal or otherwise), the Investor Shareholders shall immediately be entitled to nominate a successor director to fill the vacancy created thereby. The Hvide Group Shareholders shall vote or cause to be voted all the shares of Voting Securities owned or held of record by them, and take such other actions as may be reasonably necessary, so as to elect such director.

               (e) If any of the Hvide Group Shareholders fails or refuses to vote its Voting Securities as required by this
          Section 4.01, Clipper shall have an irrevocable proxy coupled with an interest to vote those securities on behalf of the Investor Shareholders in accordance with this Section 4.01, and each Hvide Group Shareholder hereby grants to Clipper such irrevocable proxy coupled with an interest. If any of the Investor Shareholders fails or refuses to vote its Voting Securities as required by this
          Section 4.01, the Principal Shareholder shall have an irrevocable proxy coupled with an interest to vote those securities on behalf of the Hvide Group Shareholders in accordance with this Section 4.01, and each Investor Shareholder hereby grants to the Principal Shareholder such irrevocable proxy coupled with an interest.

               (f) The nominees of the Investor Shareholders elected to the Board of Directors pursuant to Section 4.01(a) shall be U.S. citizens within the meaning of Section 2 of the Shipping Act, 1916, as amended.

               (g) Each Investor Shareholder and each Hvide Group
          Shareholder hereby agrees (i) that Clipper and







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          Olympus Growth Fund II, L.P. shall each be entitled to
          appoint one of the observers to meetings of the Board of Directors (and the committees thereof) that the holders of the Class B Common Stock are entitled to appoint pursuant to the Articles and (ii) to vote or cause to be voted all the shares of Voting Securities owned or held of record by it and take such other actions as may be reasonably necessary to so cause such appointments.

               (h) Except as otherwise provided in Section 4.01(b), all actions by the Investor Shareholders pursuant to this
          Section 4.01 shall require the direction or consent of Clipper and the holders of a majority of the Voting Power then held by the Investor Shareholders.

          SECTION 4.02. Sales of the Investor Shareholders' Common Stock. Each Investor Shareholder agrees that it shall not sell or otherwise transfer any Class A Common Stock to any person who is not an Investor Shareholder or a member of the Hvide Group unless, upon the consummation of such sale or other transfer, such Investor Shareholder shall not own any shares of Class B Common Stock.

          SECTION 4.03. Rights of First Refusal. (a) In the event that an Investor Shareholder or a Hvide Group Shareholder (the "Offering Shareholder") has received a bona fide offer to purchase all or any part of its shares of Class A or Class B Common Stock and desires to accept such offer, it shall give written notice ("Notice") at the address or addresses provided pursuant to Section
8.01 of such offer to the Principal Shareholder (if the Offering Shareholder is an Investor Shareholder) or the Investor Shareholders (if the Offering Shareholder is a member of the Hvide Group). Such Notice shall name the proposed transferee (including all parties who will be receiving any direct or indirect record, or beneficial, ownership interest in the shares transferred), specify the number of shares of Class A or Class B Common Stock intended to be transferred (the "Offered Shares"), the price per share and all other material terms and conditions of the offer. The Principal Shareholder or each Investor Shareholder, as applicable, shall then have the exclusive and irrevocable right and option for 10 days from the date such Notice was given to purchase all and not less than all of the Offered Shares at the price and on the terms and conditions set forth in such Notice. The Principal Shareholder or each Investor








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Shareholder, as applicable, may exercise such option by giving written notice to the Offering Shareholder of its election to do so within such 10 day period. If more than one such person elects to purchase Offered Shares, each such person shall be entitled to so purchase all or part of that proportion of the total Offered Shares equal to the proportion that the number of shares of Common Stock (if any) it owns bears to the number of shares of Common Stock (if any) held by all other such persons electing to purchase.

          (b) If all of the Offered Shares are elected to be purchased in accordance with the above provisions of this Section 4.03, the purchaser or purchasers thereof shall pay the purchase price, against delivery of the certificate or certificates representing the Offered Shares being purchased, properly endorsed for transfer, in the manner and within the time period set forth in the Notice;

          (c) If the bona fide offer to purchase described in
Section 4.03(a) contemplates the payment of consideration other than cash or deferred cash payment, then the purchase price payable by such persons pursuant to the above provisions of this Section 4.03 shall, with respect to such noncash consideration, be the cash equivalent value thereof as agreed to by the Offering Shareholder and such persons or, in the absence of such agreement, such cash equivalent value as determined by a nationally recognized investment banking firm selected by the Investor Shareholders and reasonably acceptable to such other parties.

          (d) If the Offered Shares are not elected to be purchased in accordance with the above provisions of this Section 4.03, the Offering Shareholder may then and only then transfer the Offered Shares, subject to compliance with all applicable state and Federal securities laws, at any time within 90 days from the date the Notice was given, but only to the transferee and at a price and on the terms specified in the Notice (or at a price and on other terms more favorable to the Offering Shareholder than the price and the other terms specified in the Notice); provided that any material change in the terms that are less favorable to the Offering Shareholder or any changes in the transferee shall require a reoffering of the Offered Shares as provided above in this Section 4.03; provided, further, that if the Offered Shares have not been transferred or sold within such 90-day period, the above provisions of this Section 4.03








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must be satisfied again before the Offered Shares may be
transferred.

          (e) The rights of first refusal set forth above in this
Section 4.03 (i) shall not apply to any transfer of shares by any Investor Shareholder to another Investor Shareholder, (ii) shall not apply to any transfer of shares by any member of the Hvide Group by way of sale, bona fide gift or testamentary or intestate transfer or otherwise, to one or more members of the Hvide Group; provided that such transferee member or members are bound by the terms and provisions hereof, and (iii) shall not apply to any public sale of Common Stock registered with the SEC or made pursuant to Rule 144.

          (f) Notwithstanding the foregoing provisions of this
Section 4.03, if any member of the Hvide Group, other than the Principal Shareholder, desires to transfer Common Stock to any person not a member of the Hvide Group, then the Principal Shareholder shall have the first opportunity to purchase such shares. Any shares not so purchased shall then be subject to the provisions of Section 4.03(a), except that the Principal Shareholder shall not have any further rights of first refusal. Notwithstanding the foregoing provisions of this Section 4.03, if any Investor Shareholder desires to transfer Common Stock to any person that is not an Investor Shareholder, then each other Investor Shareholder shall have the first opportunity to purchase such shares, pro rata, based on their respective holdings of Common Stock; provided that such right of first opportunity shall not apply to any public sale of Common Stock registered with the SEC or made pursuant to Rule
144. Any shares not so purchased shall then be subject to the provisions of Section 4.03(a), except that the Investor Shareholders shall not have any further rights of first refusal.

          (g) The rights of first refusal provided herein may be transferred by any Investor Shareholder only to another Investor
Shareholder, and by any member of the Hvide Group only to another member of the Hvide Group.

          SECTION 4.04. Modification of Articles and By-laws. Each Investor Shareholder and each Hvide Group Shareholder agrees that if and when the Investor Shareholders own in the aggregate less than 5% of the then issued and outstanding shares of Class B Common Stock, it shall vote or cause to be voted all shares of Common Stock








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now held or hereafter acquired by it or an Affiliate controlled by it, and take such other actions as may be reasonably necessary, to cause the Articles and by-laws of the Company to be amended so as to remove therefrom the provisions requiring the approval of the holders of the Class B Common Stock for certain corporate actions.


                              ARTICLE V

               Transferability Generally; Citizenship

          SECTION 5.01. Compliance with Applicable Law. Notwithstanding any other provision contained in this Agreement, each Investor Shareholder and each Hvide Group Shareholder will not, directly or indirectly, sell all or any part of the Common Stock owned by such person, unless and until appropriate action necessary for compliance with the Securities Act and the Exchange Act shall have been taken.

          SECTION 5.02. Transfers to Permitted Transferees. Neither any Investor Shareholder, any Hvide Group Shareholder nor any transferee may sell or otherwise transfer (including any transfer by operation of law or otherwise of the corpus of a trust to the beneficiaries of such trust) all or any portion of its shares of Common Stock to any person (other than a party to this Agreement) unless and until such person shall have become a party to, and become bound by all the terms and conditions of, this Agreement, and in connection therewith such person has executed and delivered to each of Clipper and the Principal Shareholder a counterpart of this Agreement; provided that such requirements shall not apply to any registered public sale of Common Stock in connection with the Initial Public Offering or any subsequent public sale of Common Stock registered with the SEC or made pursuant to Rule 144.

          SECTION 5.03. Transfers by the Hvide Group Shareholders. The Hvide Group Shareholders shall not transfer all or any part of the shares of Common Stock owned by them to a person that is not a Citizen, and pursuant to such obligation shall not transfer shares of Common Stock to a person that is not a Hvide Group Shareholder unless and until such person provides the necessary proof of citizenship.







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                             ARTICLE VI

                     Legend for the Common Stock

          SECTION 6.01. Legend for the Common Stock. The certificates representing the Common Stock held by the Shareholders shall bear a legend reading substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE SUBJECT TO A CERTAIN AGREEMENT AMONG SHAREHOLDERS. NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OTHER THAN TO THE ISSUER THEREOF) MAY BE MADE UNLESS MADE IN ACCORDANCE WITH SUCH AGREEMENT AMONG SHAREHOLDERS AND EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                             ARTICLE VII
                Contribution and Conversion of Shares
                      of Class B Common Stock.

          SECTION 7.01. Contribution of Shares of Class B Common Stock by the Hvide Group Shareholders. Each of the Hvide Group Shareholders hereby agrees to contribute, pro rata, to the Company an amount of shares of Class B Common Stock equal to the amount of shares of Class A Common Stock issued by the Company at any time pursuant to the Contingent Share Issuance Agreement. Such shares shall be contributed concurrently with the issuance of shares from time to time by the Company pursuant to such agreement.

          SECTION 7.02. Conversion of the Investor Shareholders' Class B Common Stock. If, after the Hvide Group Shareholders contribute Class B Common Stock to the Company pursuant to Section 7.01, the Investor Shareholders have more Voting Power than the Hvide Group Shareholders, then the Investor Shareholders shall, to the extent permitted by the Articles, convert, pro rata, shares of Class B Common Stock into shares of Class A Common Stock to the extent necessary to make the Voting Power of the Hvide Group Shareholders exceed the Voting Power of the Investor Shareholders by one vote.

                             ARTICLE VII

                            Miscellaneous

          SECTION 8.01. Notices. All notices and other communications pertaining to this Agreement shall be in writing and shall be deemed to have been duly given upon the receipt thereof.
Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid:

          (a) if to Clipper or the other Investor Shareholders, at their respective addresses set forth in Schedule 2 hereto, with a copy to:

          Cravath, Swaine & Moore
          Worldwide Plaza
          825 Eighth Avenue
          New York, NY 10019-7475
          Attention of D. Collier Kirkham, Esq.; and

          (b) if to the Principal Shareholder or the other Hvide
     Group Shareholders, to him or each of them at:

          2200 Eller Drive, P. O. Box 13038
          Fort Lauderdale, FL 33316
          Attention of Gene Douglas, Esq.

          with a copy to:

          Dyer Ellis & Joseph
          600 New Hampshire Avenue, N.W.
          Washington, D.C. 20037
          Attention of Michael Joseph, Esq.

or to such other person or address as shall be furnished to the other party in writing.

          SECTION 8.02. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each of their respective permitted successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective permitted successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be







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for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and for the benefit of no other person, firm or corporation.

          SECTION 8.03. Governing Law. This Agreement shall be governed by the laws of the State of Florida regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

          SECTION 8.04. Successors and Assigns. Each party hereto may, subject to Section 4.03(g) hereof, assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement; provided that (i) each such party may only so assign such interests, rights and obligations to the extent that it transfers shares of Common Stock to such assignee in accordance with the provisions hereof and (ii) such assignee shall have executed and delivered to each of Clipper and the Principal Shareholder a counterpart hereof.

          SECTION 8.05. Severability Clause. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.06. Representations, Warranties and Agreements To Survive Delivery. All representations, warranties and agreements contained in or incorporated into this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of the Shareholders or any controlling person of any of the Shareholders, or by or on behalf of the Principal Shareholder, and shall survive the execution and delivery of this Agreement.

          SECTION 8.07. Waivers, Amendment and Remedies. The failure of any of the parties to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect.

          Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Principal Shareholder, Clipper and the Investor Shareholders holding a majority of the Voting Power then held by the Investor Shareholders.

          Except as otherwise expressly limited in this Agreement, all remedies under this Agreement shall be cumulative and in addition to every other remedy provided for herein or by law.

          SECTION 8.08. Specific Performance. Each of the Shareholders agrees that the other Shareholders would be irreparably damaged if for any reason it fails to perform any of its obligations under this Agreement, and that the other Shareholders would not have an adequate remedy at law for money damages in such event. Accordingly, each Shareholder shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the other Shareholders. This provision is without prejudice to any other rights that any Shareholder may have against any other Shareholder for any failure to perform its obligations under this Agreement.

          SECTION 8.09. Termination of Agreement. At such time as the aggregate Primary Economic Interest of the Investor Shareholders shall be less than 5% of the Total Primary Economic Interests in the Company, the rights and obligations of the parties hereunder shall cease and this Agreement shall terminate and be of no further force and effect.

          SECTION 8.10. Voting Agreements, etc. None of the Shareholders shall, nor shall any Shareholder permit any other Shareholder controlled by it to, enter into any agreement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of Voting Securities in any manner inconsistent with the terms of this Agreement.

          SECTION 8.11. Entire Agreement. This Agreement, together with all schedules hereto, is intended by the parties hereto to be a final expression of their agreement in respect of the subject matter contained herein, and supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

          SECTION 8.12. Headings. The headings of the Articles and the Sections in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

          SECTION 8.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.


          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                   CLIPPER CAPITAL ASSOCIATES,
                                   L.P.,

                                     by its general partner
                                     Clipper Capital Associates,
                                     Inc.,

                                     by
                                         /s/ Daniel V. Cahillane
                                        ----------------------------
                                        Name:  Daniel V. Cahillane
                                        Title: Treasurer &
                                               Secretary


                                   CLIPPER/MERCHANT HMI, L.P.,

                                     by its general partner
                                     Clipper Capital Associates,
                                     L.P.,

                                     by its general partner Clipper
                                     Capital Associates, Inc.,

                                       by
                                          /s/ Daniel V. Cahillane
                                         ----------------------------
                                         Name:  Daniel V. Cahillane
                                         Title: Treasurer &
                                                Secretary

                                   CLIPPER/PARK HMI, L.P.,

                                     by its general partner Clipper
                                     Capital Associates, L.P.,

                                     by its general partner Clipper
                                     Capital Associates, Inc.,

                                       by
                                           /s/ Daniel V. Cahillane
                                          ----------------------------
                                          Name:  Daniel V. Cahillane
                                          Title: Treasurer &
                                                 Secretary


                                   CLIPPER/MERBAN, L.P.,

                                     by its general partner
                                     Clipper Capital Associates,
                                     L.P.,

                                     by its general partner Clipper
                                     Capital Associates, Inc.,

                                       by
                                           /s/ Daniel V. Cahillane
                                          ----------------------------
                                          Name:  Daniel V. Cahillane
                                          Title: Treasurer &
                                                 Secretary


                                   CLIPPER/HERCULES, L.P.,

                                     by its general partner
                                     Clipper Capital Associates,
                                     L.P.,

                                     by its general partner Clipper
                                     Capital Associates, Inc.,

                                       by
                                           /s/ Daniel V. Cahillane
                                          ----------------------------
                                          Name:  Daniel V. Cahillane
                                          Title: Treasurer &
                                                 Secretary

                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY,

                                     by
                                         /s/ Michael J. Mazzola
                                        ----------------------------
                                        Name:  Michael J. Mazzola
                                        Title: Asst. Vice-President


                                   OLYMPUS GROWTH FUND II, L.P.,

                                     by its general partner OGP II,
                                     L.P.,

                                       by
                                           /s/ Louis J. Mischianti
                                          ---------------------------
                                          Name:   Louis J. Mischianti
                                          Title:  Partner


                                          /s/ J. Erik Hvide
                                        ----------------------------
                                          J. Erik Hvide


                                        Trust created by the
                                        Declaration of Trust dated
                                        June 23, 1978, for Elsa Hvide
                                        and the others named therein,


                                          by
                                              /s/ J. Erik Hvide
                                            -------------------------
                                             J. Erik Hvide


                                        Trust created by the
                                        Declaration of Trust, dated
                                        June 23, 1978, for Elsa Hvide
                                        Sowrey and the others named
                                        therein,


                                          by
                                              /s/ J. Erik Hvide
                                             -----------------------
                                             J. Erik Hvide

                                                          SCHEDULE I



                      Hvide Group Shareholders


Holder                                          Class A            Class B
                                                 Shares             Shares

J. Erik Hvide                                    2,000             204,509

Trust created by the Declaration of                  0           1,454,383
Trust dated June 23, 1978, for
Elsa Hvide and the others named
therein

Trust created by the Declaration of                  0             110,215
Trust, dated June 23, 1978, for
Elsa Hvide Sowrey and the others
named therein

                                                         SCHEDULE II



                 Addresses for Investor Shareholders

Clipper Capital Associates, L.P.,
Clipper/Hercules HMI, L.P.,
Clipper/Merban, L.P.,
Clipper/Merchant HMI, L.P., and
Clipper/Park HMI, L.P.
c/o Clipper Capital Associates, L.P.
12 East 49th Street (30th Floor)
New York, NY 10017
Attention of: Mr. Kevin A. Macdonald

Metropolitan Life Insurance Company
334 Madison Avenue
P.O. Box 633
Convent Station, NJ 07961-0633
Attention of: Mr. Charles Symington

Olympus Growth Fund II, L.P.
c/o Olympus Partners
Metro Center, One Station Place
Stamford, CT 06902
Attention of: Mr. Louis J. Mischianti